UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): November 9, 2022

Valaris Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-08097	98-1589854
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Claredon House, 2 Church Street
Hamilton, Bermuda HM 11
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 44 (0) 20 7659 4660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value share	VAL	New York Stock Exchange
Warrants to purchase Common Shares	VAL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 9, 2022, the Board of Directors (the “Board”) of Valaris Limited (the “Company”) appointed Catherine J. Hughes as a director. Ms. Hughes’ initial term will expire at the Company’s 2023 annual general meeting of shareholders or until her office is vacated in accordance with the Company’s Bye-laws. Ms. Hughes will also serve on the Board’s Environmental, Social and Governance Committee. The Board has determined that Ms. Hughes is an independent director in accordance with the Company’s Corporate Governance Policy and the applicable rules of the New York Stock Exchange and the Securities and Exchange Commission (the “SEC”).

Ms. Hughes has served as a non-executive director of Shell plc since 2017, including as Chair of the Safety, Environment and Sustainability Committee. She was previously Executive Vice President International at Nexen Inc. from January 2012 until her retirement in April 2013, where she was responsible for all oil and gas activities including exploration, production, development and project activities outside Canada. Ms. Hughes joined Nexen in 2009 as Vice President Operational Services, Technology and Human Resources. Prior to joining Nexen, she was Vice President Oil Sands at Husky Oil from 2007 to 2009 and Vice President Exploration & Production Services, from 2005 to 2007. Ms. Hughes started her career with Schlumberger in 1986 and held key positions in various countries, including France, Italy, Nigeria, the UK and the USA, and was President of Schlumberger Canada Ltd for five years. Ms. Hughes has previously held non-executive director positions at SNC-Lavalin Group Inc, Statoil ASA and Precision Drilling Inc.

Ms. Hughes will be entitled to the standard compensation paid by the Company to all of its non-employee directors as described in the Company’s 2022 Proxy Statement filed with the SEC on April 19, 2022 (pro-rated as applicable to reflect the actual time Ms. Hughes will serve on the Board from the date of her appointment until the Company’s 2023 annual general meeting of shareholders).

Ms. Hughes will also enter into an indemnification agreement in the form the Company has entered into with its other non-employee directors, which form was filed with the SEC as Exhibit 10.37 to the Company’s Amendment No. 1 to Form S-1 on June 14, 2021 and is incorporated herein by reference.

There are no arrangements or understandings between Ms. Hughes and any other persons pursuant to which she was selected as a member of the Board. There has been no transaction, nor is there any currently proposed transaction, between Ms. Hughes and the Company that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valaris Limited

November 9, 2022	/s/ Davor Vukadin
Davor Vukadin
Senior Vice President and General Counsel

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